UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2014

Dorman Products, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (215) 997-1800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2014, at the Company’s 2014 Annual Meeting of Shareholders, the shareholders of Dorman Products, Inc. (the “Company”) approved the materials terms of performance goals that may apply to awards under the Company’s Executive Cash Bonus Plan and the Company’s 2008 Stock Option and Stock Incentive Plan. The terms approved update the performance goals previously contained in the Company’s Executive Cash Bonus Plan and the Company’s 2008 Stock Option and Stock Incentive Plan. The approval of the material terms of the performance goals was submitted for shareholder approval in order to enable the Company to continue to have shareholder-approved arrangements under which certain compensation awarded to executives may qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. Approval of the material terms of the performance goals under the Company’s Executive Cash Bonus Plan and the Company’s 2008 Stock Option and Stock Incentive Plan also constituted approval of amendments providing for these updated performance goals to each of the Company’s Executive Cash Bonus Plan and the Company’s 2008 Stock Option and Stock Incentive Plan.

For a description of the material terms of the performance goals that may apply to awards under the Company’s Executive Cash Bonus Plan and the Company’s 2008 Stock Option and Stock Incentive Plan, see the summary thereof under Proposal III in the proxy statement for the Company’s 2014 Annual Meeting of Shareholders, which description is incorporated herein by reference, and the text of the amendments to each of the Company’s Executive Cash Bonus Plan and the Company’s 2008 Stock Option and Stock Incentive Plan filed herewith as Exhibits 10.1 and 10.2.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2014 Annual Meeting of Shareholders was held on May 16, 2014. During this Annual Meeting, shareholders were asked to consider and vote upon four proposals: (1) to elect six of the Company’s six nominees as directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his successor has been elected and qualified or until his earlier death, resignation or removal, (2) an advisory vote on executive compensation, (3) approval of the material terms of the performance goals under the Company’s Executive Cash Bonus Plan and the Company’s 2008 Stock Option and Stock Incentive Plan, and (4) an advisory vote to ratify KPMG LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

On the record date of March 21, 2014, there were 36,514,450 shares of the Company’s common stock issued and outstanding and entitled to vote at the annual meeting. For each proposal, the results of the shareholder voting were as follows:

1.	The following nominees were elected to serve as directors for a term of one year to expire at the next annual meeting of shareholders and until his successor has been elected and qualified or until his earlier death, resignation or removal based upon the following votes:

Name	For	Withhold Authority
Steven L. Berman	31,939,747	1,080,893
Robert M. Lynch	31,756,418	1,264,222
Paul R. Lederer	31,252,552	1,768,088
Edgar W. Levin	30,924,997	2,095,643
Richard T. Riley	31,761,418	1,259,222
Mathias J. Barton	31,904,970	1,115,670

Broker Non-Votes for the election of directors totaled 2,582,229.

2.	The executive compensation of the Company’s executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Vote
31,609,189	1,275,264	135,987	2,582,229

3.	The material terms of the performance goals under the Company’s Executive Cash Bonus Plan and the Company’s 2008 Stock Option and Stock Incentive Plan was approved based upon the following votes:

Votes in Favor	Votes Against	Abstain	Broker Non-Vote
32,689,843	193,191	137,606	2,582,229

4.	KPMG LLP was ratified as the Company’s independent registered public accounting firm for the 2014 fiscal year based upon the following votes:

Votes in Favor	Votes Against	Abstain
33,617,914	1,848,165	136,790

Item 8.01.	Other Events.

On May 20, 2014, the Company announced that its Board of Directors has approved an expansion and extension to the Company’s on-going share repurchase program. Under this expansion, the Board of Directors has authorized an increase to the share repurchase program from $10 million to $30 million. As of May 16, 2014, the Company has purchased 22,600 shares at a total cost of $1.24 million. In connection with the expansion, the Board of Directors has extended the expiration date of the share repurchase program from year-end 2014 to May 31, 2015. Under this program, share repurchases may be made from time to time depending on market conditions, share price and availability and other factors at the Company’s discretion.

The Company’s repurchase of shares will take place in open market transactions in accordance with applicable securities and other laws, including the Securities Exchange Act of 1934. The Company intends to finance the purchase using its available cash and cash equivalents. The Board may modify, suspend, extend or terminate the repurchase program at any time.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the repurchase program. These statements are neither promises or guarantees and involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements, including, without limitation, risks relating to the Company’s ability to implement and make appropriate, timely and beneficial decisions as to when, how and if to purchase shares under the repurchase program; and other risks described in the Company’s filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to the Dorman Products, Inc. Executive Cash Bonus Plan

10.2	Amendment No. 2 to the Dorman Products, Inc. 2008 Stock Option Plan and Stock Incentive Plan

99.1	Press Release dated May 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date:	May 20, 2014	By:	/s/ Matthew Kohnke
			Name:	Matthew Kohnke
			Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Amendment No. 1 to the Dorman Products, Inc. Executive Cash Bonus Plan

10.2	Amendment No. 2 to the Dorman Products, Inc. 2008 Stock Option Plan and Stock Incentive Plan

99.1	Press Release dated May 20, 2014